UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
March 9, 2016 (February 22, 2016)

Joey New York, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-180954	68-0682410
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Trump Tower I, 16001 Collins Ave #3202 Sunny Isles Beach, Florida	33160
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (305) 948-9998

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 22, 2016, Joey New York, Inc. (the "Company") announced that Svetlana Gofman resigned as a director.  Effective February 23, 2016, the Company announced that Evgeny Smirnov resigned as a director.  Ms. Gofman and Mr. Smirnov were provided a copy of this disclosure and provided an opportunity to comment, and both stated that they agreed with the disclosure.  If either provides the Company with any letter regarding this disclosure, it will be filed by amendment hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOEY NEW YORK, INC.
(Registrant)

Dated: March 9, 2016	By: \s\ Richard Roer
Richard Roer
President